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                               ING INVESTORS TRUST
                         ING DEVELOPING WORLD PORTFOLIO

                       Supplement Dated November 12, 2003
                             To ING Investors Trust
       Adviser Class, Institutional Class, and Service Class Prospectuses
                              Dated May 1, 2003 and
                Retirement Class Prospectus Dated August 1, 2003


1) On November 11, 2003, the Board of Trustees (the "Board") of ING Investors Trust approved a special shareholder meeting to be held during the first quarter of 2004 to approve ING Investment Management Advisors B.V. ("IIM B.V.") to serve as Portfolio Manager to ING Developing World Portfolio (the "Portfolio"). Should the Portfolio's shareholders approve this change in portfolio manager, Baring International Investment Limited will no longer be the Portfolio's portfolio manager. In addition, the Board also approved changes to the Portfolio's investment strategy contingent upon approval of the portfolio manager change. This new strategy will permit the Portfolio to invest at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. It would also allow up to 20% of the assets to be invested in securities of U.S. and other developed market issuers, including investment-grade debt.

2) This supplement serves as notification of the proposed portfolio manager and strategy changes only. Prior to the shareholder meeting, shareholders will receive a proxy statement that explains the details of the portfolio manager change referenced above. Should the shareholders approve the change in portfolio manager, a substitution supplement replacing the Portfolio's current description with a description of the new Portfolio Manager and investment strategy will be filed and mailed after the shareholder meeting.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.